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                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

                     Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Schedule 13D with respect to the securities of ACE*COMM Corporation to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  December 18, 2003



                                    BG MEDIA INVESTORS LLC,
                                    a New York limited liability company

                                    /s/ J. William Grimes
                                    --------------------------------------------
                                    J. William Grimes
                                    Authorized Signatory



                                    BG MEDIA INVESTORS L.P.

                                             By:  BG Media Investors LLC,
                                                  a New York limited
                                                  liability company, its General
                                                  Partner


                                              By: /s/ J. William Grimes
                                                  ------------------------------
                                                    J. William Grimes
                                                    Authorized Signatory




                                    /s/ J. William Grimes
                                    --------------------------------------------
                                    J. William Grimes


                                    /s/ John D. Backe
                                    --------------------------------------------
                                    John D. Backe


                                    /s/ Ted Carroll
                                    --------------------------------------------
                                    Ted Carroll